UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2025

IMAGENEBIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive
Suite 345
San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-901-7098

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IMA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by ImageneBio, Inc. (f/k/a Ikena Oncology, Inc.) (the “Company”) on July 29, 2025 (the “Original Report”), in which the Company reported, among other events, the completion of the Merger (as defined in the Original Report). This Amendment No. 1 is filed to (i) update the information in Item 2.01 of the Original Report to include Management’s Discussion and Analysis of Financial Condition and Results of Operations of Inmagene (as defined in the Original Report) for the three and six months ended June 30, 2025 and 2024; and (ii) include the unaudited interim condensed financial statements of Inmagene as of and for the three and six months ended June 30, 2025 and 2024 under Item 9.01(a) of the Original Report. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given to them in the Original Report.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information in Item 2.01 of the Original Report under the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations” is hereby amended by adding the following:

“Management’s Discussion and Analysis of Financial Condition and Results of Operations of Inmagene for the three and six months ended June 30, 2025 and 2024 is set forth in Exhibit 99.3 to Amendment No. 1 to this Current Report, which is incorporated herein by reference.”

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The unaudited interim condensed financial statements of Inmagene as of and for the three and six months ended June 30, 2025 and 2024 are filed as Exhibit 99.4 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

99.3*	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Inmagene for the three and six months ended June 30, 2025 and 2024.

99.4*	Unaudited Interim Condensed Financial Statements of Inmagene as of and for the three and six months ended June 30, 2025 and 2024.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGENEBIO, INC.

Date: August 12, 2025	By:	/s/ Kristin Yarema, Ph.D.
Kristin Yarema, Ph.D.
Chief Executive Officer